FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 22, 2024

Date of Report (date of earliest event reported)

Pegasus Digital Mobility Acquisition Corp.

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-40945	98-1596591
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

71 Fort Street George Town Grand Cayman Cayman Islands	KY1-1106
(Address of principal executive offices)	(Zip Code)

+1345 769-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one redeemable Warrant	PGSS.U	New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	PGSS	New York Stock Exchange
Redeemable Warrants, each exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	PGSS.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Pegasus Digital Mobility Acquisition Corp. ("Pegasus") has received preliminary, unaudited financial statements from Gebr. Schmid GmbH about the Schmid Group. In the investor presentation filed on the Current report on Form 8-K dated January 29, 2024 as Exhibit 99.2, the estimated EBITDA (as reported) for fiscal year 2023 was forecast to be EUR 44 million while the estimated recurring EBITDA (adjusted for a one-time non-operational impairment, other income from earn-outs from divestitures and a one-time non-operational impairment as well as de-SPAC related costs) was forecast to be EUR 20 million. Based on the preliminary, unaudited financial statements, the EBITDA (as reported) is estimated to be EUR 39.1 million and the recurring EBITDA (adjusted for the same items) is thus estimated to be EUR 16.7 million. The Schmid Group informed us that the key differences between the estimates included in the investor presentation published on January 29, 2024 and the preliminary, unaudited financial statements are (i) sales revenue from a significant milestone that will be recognized as revenue in 2024 instead of the fourth quarter of 2023 and (ii) an application of IFRS 16 in relation to a sale and leaseback transaction, which resulted in a realized profit of only EUR 0.5 million in 2023 and a deferral of the remaining profit contributions over the term (compared to a forecasted profit in 2023 of EUR 2.5 million in the investor presentation published on January 29, 2024).

The board of directors of Pegasus has on April 22, 2024 decided to re-open the redemption option for the Class A shareholders of Pegasus who want to redeem their Class A ordinary shares for the redemption share price. This re-opened redemption possibility will open on 9am Eastern Time (ET) on April 23, 2024 and close on 5pm Eastern Time (ET) on April 24, 2024. Redemptions can be made following the procedures set out in the Definitive Proxy Statement (as defined below).

Additional Information

In connection with the proposed Business Combination, (i) Pegasus TopCo B.V. has filed with the SEC a definitive proxy statement relating to the proposed Business Combination (the "Definitive Proxy Statement") and has mailed the Definitive Proxy Statement and other relevant materials to its shareholders after the Registration/Proxy Statement was declared effective on March 28, 2024. The Registration/Proxy Statement contains important information about the proposed Business Combination and the other matters to be voted upon at a meeting of Pegasus shareholders to be held to approve the proposed Business Combination. This press release does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.

Before making any voting or other investment decisions, securityholders of Pegasus and other interested persons are advised to read the Definitive Proxy Statement and other documents filed in connection with the proposed Business Combination.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Pegasus, Schmid, Strategic Capital and their respective directors, executive officers and other members of their management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Pegasus's shareholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Pegasus's shareholders in connection with the proposed Business Combination will be set forth in Registration Statement/Proxy Statement and Definitive Proxy Statement when such are filed with the SEC. Shareholders, potential investors and other interested person should read the Registration Statement/Proxy Statement and Definitive Proxy Statement carefully when such becomes available before making any voting or investment decisions.

Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Pegasus's and Schmid's actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Pegasus's and Schmid's expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction or waiver of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, sell or exchange nor a solicitation of an offer to sell, subscribe for or buy or exchange any securities or the solicitation of any vote in any jurisdiction pursuant to the Transactions or otherwise, nor will there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2024	Pegasus Digital Mobility Acquisition Corp.

	By:	/s/ F. Jeremy Mistry
	Name:	F. Jeremey Mistry
	Title:	Chief Financial Officer and Secretary